CMS ENERGY

Quick Overview

- Why invest?
- What's in the Plan?; What's not?
- How do we do it?
- What makes us different?

CMS LISTED NYSE

Investor Meetings -- Europe

March 16 - 19, 2015


Ludington Pumped Storage
Fourth largest in the world


+7%
EPS Growth
Every Year
(No Resets)
Unmatched Adjusted EPS Performance


Cross Winds® Energy Park
#2 in renewable sales in the Great Lakes area

This presentation is made as of the date hereof and contains "forward-looking statements" as defined in Rule 3b-6 of the Securities Exchange Act of 1934, Rule 175 of the Securities Act of 1933, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. All forward-looking statements should be considered in the context of the risk and other factors detailed from time to time in CMS Energy's and Consumers Energy's Securities and Exchange Commission filings. Forward-looking statements should be read in conjunction with "FORWARD-LOOKING STATEMENTS AND INFORMATION" and "RISK FACTORS" sections of CMS Energy's and Consumers Energy's Form 10-K for the year ended December 31, 2014. CMS Energy's and Consumers Energy's "FORWARD-LOOKING STATEMENTS AND INFORMATION" and "RISK FACTORS" sections are incorporated herein by reference and discuss important factors that could cause CMS Energy's and Consumers Energy's results to differ materially from those anticipated in such statements. CMS Energy and Consumers Energy undertake no obligation to update any of the information presented herein to reflect facts, events or circumstances after the date hereof.

The presentation also includes non-GAAP measures when describing CMS Energy's results of operations and financial performance. A reconciliation of each of these measures to the most directly comparable GAAP measure is included in the appendix and posted on our website at www.cmsenergy.com.

CMS Energy provides historical financial results on both a reported (Generally Accepted Accounting Principles) and adjusted (non-GAAP) basis and provides forward-looking guidance on an adjusted basis. Management views adjusted earnings as a key measure of the company's present operating financial performance, unaffected by discontinued operations, asset sales, impairments, regulatory items from prior years, or other items. These items have the potential to impact, favorably or unfavorably, the company's reported earnings in future periods.

Investors and others should note that CMS Energy and Consumers Energy post important financial information using the investor relations section of the CMS Energy website, www.cmsenergy.com and Securities and Exchange Commission filings.

What's Changed Since Last Year?
DELIVERED ON 2014 COMMITMENTS . . . .

CMS ENERGY

Commitment	Results Delivered
A. Exceed industry EPS[a] and dividend growth	A. +7% EPS[a]; +7.4% dividend!
B. Exceed industry ORGANIC CAPITAL INVESTMENT ($1.6 bil)	B. $1.7 bil -- 16% of market cap (peers 14%)!
C. Industry leading 2% O&M COST reductions	C. 3% 2014; 3% 2015!
D. SALES (weather-normalized) up 2%	D. Up 9% industrial; up 3% total!
E. Operating (gross) CASH FLOW	E. Up $500 mil since 2011; up another $500 mil by 2019! —15% of 2014 market cap (peers 12%)
F. Gas RATE CASE by 6/15	F. Settled early; 10.3% ROE!

[a] Adjusted EPS (non-GAAP)

. . . . 13 consecutive years of premium growth.

Why Invest in CMS Energy?
UNMATCHED EPS PERFORMANCE . . . .

CMS ENERGY

Premier, Real EPS[a] Growth



Future =
5% to 7% / yr
CMS =
7% / yr
Peers = 3% / yr
2008
2009
2010
2011
2012
2013
2014
Future

Upsides

- ✓ $20 bil (vs $15.5 bil) capex growth,
- ✓ > O&M reductions; 6% '14 & '15; 4% '16 – '18 -- more to go,
- ✓ > ½% sales growth,
- ✓ 2008 Energy Law updates, AND
- ✓ "DIG" capacity sale . . . .

. . . . not in Plan.

[a] Adjusted EPS (non-GAAP)

. . . . future (even better).

Why Invest in CMS Energy?

Our Growth Engine

(2015-2024 Capex)



$15.5 Billion
5% - 7% EPS [a] growth

More "upside"
$5 bil NOT yet in Plan!

Supported By

- **UPSIDES** create headroom
  (Investment, Sales, Cost, & DIG)
- **PARTNERS** in progress
  (Customers, Regulators, & Policy Makers)
- **PASSION** to improve for customers AND owners
  (Value, Reliability, & Environment)
- **SELF-FUNDED!**

-----
[a] Adjusted EPS (non-GAAP)

. . . . next 10 years even brighter than last 10 year record!

What's in the Plan?
INVESTMENT "CATCH-UP"....

CMS ENERGY


Amount
(billions)
$1.8
Peers
Catch-Up
Restructuring
CMS
> $1.5 per year
Peer Performance a
Consumers Energy
Peer Average
Capex
Liquidity
Cash Flow
(oper)
16%
14%
20%
15%
15%
12%
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024

[a] Based on December 31, 2014 information percent of market cap

Source: 10K; actual amounts through 2013 smoothed for illustration

. . . . creating an opportunity for the next ten years.

What's in the Plan?
VISIBLE CAPEX . . . .



2005-2014
$10.7B
2015-2024
$15.5B
Growth +45%
Gas Infrastructure
Electric Maintenance
New Generation
Environmental
Smart Energy
Electric Reliability & Distribution
Electric Maintenance
Gas Infrastructure
Up +94%
New Generation
Electric Reliability & Distribution
Up +151%
Environmental
Smart Energy

. . . . with no "big bets" over ten years!

What's NOT in the Plan?
UPSIDE INVESTMENT OPPORTUNITIES . . . .

CMS ENERGY

2015-2024
10-Year Plan

Opportunity Level

$15.5 Billion

+30% Opportunity

	Amount (bils)
Generation capacity	$3
Gas conversions & expansion	1
Grid modernization	1
Total Opportunities	$5

Upside?

$20+ Billion

Rate Base up 5% to 7%

Customer base rates <2 ✓ >4 X

. . . . $5 billion more of solid growth.

What's NOT in the Plan?
UPSIDE CAPACITY OPPORTUNITIES....

CMS ENERGY

Capacity Growth Over Next Ten Years



MW
11,000
7,500
NOT IN PLAN potential for ~3,000 MW of owned capacity
~8,600 MW
PPA
2,600
capacity
~30%
Owned
6,000
410 MW
Shortfall
540 MW
~800 MW
780 MW
1,240 MW
PPA's Expire
Lower customer bills
~9,400 MW
PPA
580
Owned
8,820
Today
Jackson Plant Replaces Classic Seven
ROA Customers Return?
Palisades PPA Expires 2022
MCV PPA Expires 2025
Future
2015
201X
2022
2025

.... emerging incrementally with replacements not yet in plan!

What's NOT in the Plan?
UPSIDE CAPACITY PRICE INCREASES . . . .



Was
(mils)
Now
(mils)
Future Scenarios
(mils)
+$40
+$20
$55
$35
$15
$5
Capacity price ($ kW per month)
< $0.50
(Market)
≈ $2.00
(Market)
$4.50
$7.50
(CONE)

. . . . could add value to the 700 MW "DIG" plant.

How Do We Do It?
O&M COST SAVINGS . . . .

CMS ENERGY

O&M Trend vs Peers



50%
0
-25
~6% per year
Peers
~2% per year
Inflation
-25%
CMS
-7%
-7%
-6%
-7%
-10%
-17%
Actual
Plan
2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2018
Lines smoothed for illustrative purposes

O&M Cost Savings

	2014 & 2015 (mils)	2014 → 2018 (mils)
• Attrition	$ - 35	$ - 75
• Productivity (Coal → Gas)	- 35	- 50
• "Pole Top" Hardening	- 30	- 30
• Smart Meters	- 5	- 25
• Eliminate Waste (UA's)	- 15	- 20
• Mortality Tables & Discount Rates	+50	+ 50
• Service Upgrades	+10	+ 50
Net Savings	**$ - 60**	**$ - 100**
Percent Savings	**- 6%**	**- 10%**

FAST START!

. . . . accelerated; funding investment and reducing risk.

How Do We Do It?
"REINVESTMENT" HELPS CUSTOMERS. . . .



Adjusted EPS (non-GAAP)
2014
2015
Guidance
January
March 31
June 30
September 30
December
$1.77 +7%
Annual EPS[a] Growth
2012
2013
2014
CMS EPS Growth Before "Reinvestment"
14%
CMS
7%
CMS
7%
CMS
7%
3%
$1.45
Peers
[a] Adjusted EPS (non-GAAP)

. . . . AND provides sustainable, premium growth for INVESTORS.

EXPERIENCED POLICY MAKERS . . . .

CMS ENERGY

Governor Rick Snyder



Powering Michigan's Comeback

Energy Committee Chairs



Senator Mike Nofs



House Rep. Aric Nesbitt

Consistent Leadership!

Commission



John Quackenbush (R), Chairman
Term Ends: July 2, 2017



Sally Talberg (I)
Term Ends: July 2, 2019



Greg White (I)
Term Ends: July 2, 2015

. . . . provide stability.

What Makes Us Different?
SINCE WE MET . . . .

CMS ENERGY

	2014	
	A Year Ago	Actual
EPS[a] Growth	5% to 7%	7% ✓
Dividend Growth	5% to 7%	7.4% ✓
O&M Cost Savings	Down 2%	Down 3% ✓
Capital Investment (bils)	$1.6	$1.7 ✓
Electric Sales - Industrial	Up 2%	Up 9% ✓
- Total	2%	3% ✓
Gas Rate Case	Filed	Settled 10.3% ROE ✓

-----

[a] Adjusted EPS (non-GAAP)

. . . . results are even better.

What Makes Us Different?
OPERATING CASH FLOW GROWTH....



CMS ENERGY
Amount
(bils)
$ 2.5
2.0
1.5
1.0
0.5
.0
(0.5)
Gross operating cash flow[a]
up $0.1 billion per year
Up $0.5
Billion
$1.8
$1.9
$2.0
$2.1
$2.2
$2.4
$1.55
Interest, working
capital and taxes
Investment
Cash flow before dividend
a Non-GAAP
2014
2015
2016
2017
2018
2019

Pct of Market Cap (as of Dec. 2014)	Cap Inv	OCF
CMS	16%	15%
Peers	14	12

	2014	2015	2016	2017	2018	2019
NOLs & Credits	$0.7	$0.7	$0.5	$0.4	$0.3	$0.2

. . . . up $½ billion (or 30%) over five years!

What Makes Us Different?
A Passion for Customers AND Investors . . . .

CMS ENERGY

Future Shines Bright



$3.50
EPS a)
Dividend
+7%
+5% to +7%
+5% to +7%
~ +4% yield
+5% to +7%
25% Avg.
+9% to +11% Annual Return
Last 12 Years
Next 10 Years

a) Adjusted EPS (non-GAAP)

Sustainable Future Growth

	Past Performance	Next 5 Years
• Investment (bils) (2010-2014)	$6.4	$7.6 Capacity Op!
• O&M Reductions (2006-2013)	(7)%	(10)% Conservative
• Sales Growth (2010-2014)	+1%	+½ % Conservative
• Energy Policy	2008 Law	2015 Update Improved

. . . . with next 10 years even brighter than last 10 years!

CMS ENERGY

Detailed Overview

- Why invest?
- What's in the Plan?; What's not?
- How do we do it?
- What makes us different?

CMS LISTED NYSE

Investor Meetings -- Europe

March 16 - 19, 2015


Ludington Pumped Storage
Fourth largest in the world


+7%
EPS Growth
Every Year
(No Resets)
Unmatched Adjusted EPS Performance


Cross Winds® Energy Park
#2 in renewable sales in the Great Lakes area

Consumers Energy . . . .

CMS ENERGY

Our Territory



Electric Utility

- 1.8 million electric customers
- 8,600 MW of capacity

Gas Utility

- 1.7 million gas customers
- 312 Tbtu gas storage (3rd biggest in US)

Combination Utility

- 4th largest in the United States!
- Premium regulatory environment

Our Generation

Coal	Gas/Oil	Wind	Hydro/Pumped Storage
(2,783 MW)	(2,082 MW)	(211 MW)	(1,032 MW)

. . . . one of largest investors and employers in Michigan.

CMS Energy . . . .


What makes us different?
• Customers AND investors
• Sustainable energy
• No "big bets"
What's in the Plan?
• Capex $15.5 bil
• O&M down 2% per year
• Sales up 0.5% per year
What's NOT in the Plan?
• Capex additional $5 bil
• Capacity prices increase
• More O&M reductions
How do we do it?
• Reinvestment
• Cost controls
• Partner with policy makers

. . . . providing sustainable future growth for customers AND investors!

Why Invest in CMS Energy?

CMS ENERGY

Our Growth Engine

(2015-2024 Capex)



$15.5 Billion
5% - 7% EPS [a] growth

More "upside"
$5 bil NOT yet in Plan!

Supported By

- **UPSIDES** create headroom
  (Investment, Sales, Cost, & DIG)
- **PARTNERS** in progress
  (Customers, Regulators, & Policy Makers)
- **PASSION** to improve for customers AND owners
  (Value, Reliability, & Environment)
- **SELF-FUNDED!**

-----

[a] Adjusted EPS (non-GAAP)

. . . . next 10 years even brighter than last 10 year record!

What's in the Plan? . . . .

CMS ENERGY

- Investment "Catch-up" > than $1.5 billion per year
- Visible capex with no "big bets"
- More clean generation
- Electric distribution -- investing $2 billion over next 5 years
- Gas infrastructure -- investing > $1 billion over next 5 years

. . . . visible investment.

What's in the Plan?
INVESTMENT "CATCH-UP". . . .



Amount
(billions)
$1.8
Peers
Catch-Up
Restructuring
CMS
> $1.5 per year
Peer Performance [a]
Consumers Energy
Peer Average
Capex
Liquidity
Cash Flow
(oper)
16%
14%
20%
15%
15%
12%
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024

[a] Based on December 31, 2014 information percent of market cap

Source: 10K; actual amounts through 2013 smoothed for illustration

. . . . creating an opportunity for the next ten years.

What's in the Plan?
VISIBLE CAPEX . . . .

CMS ENERGY



2005-2014
$10.7B
2015-2024
$15.5B
Growth +45%
Gas Infrastructure
Electric Maintenance
New Generation
Electric Reliability & Distribution
Smart Energy
Environmental
Electric Maintenance
Gas Infrastructure
Up +94%
New Generation
Electric Reliability & Distribution
Up +151%
Environmental
Smart Energy

. . . . with no "big bets" over ten years!

What's in the Plan?
GAS INFRASTRUCTURE . . . .

CMS ENERGY

New Customers

Includes conversions



50,000 New customers
$250 Million

Inspection



1,700 Miles
$100 Million

Storage



23 Wells
$100 Million

Transmission



8 Miles
$100 Million

Compression



19,000 + Horsepower
$400 Million

Main Replacement

Commission approved



800 Miles
$450 Million

. . . . investing more than $1 billion over the next 5 years.

What's in the Plan?
ELECTRIC RELIABILITY AND DISTRIUBTION....

CMS ENERGY

Demand
$ 1.0 Billion

Reliability
$ 0.7 Billion

Capacity
$ 0.3 Billion

Total
$ 2.0 Billion


Circuits
In service 2,253
Upgrade 437
Transformers
In service 663,044
Replace 39,000
Smart Energy
Meters
In service 2,039,283
Replace 1,505,000
Poles
In service 1,554,309
40 years old 761,711
Replace 51,000

.... investing $2 billion over the next 5 years.

What's in the Plan?
CLEANER GENERATION . . . .

CMS ENERGY

Diverse Capacity



Renewables
Lake Winds® Energy Park 100 MW
Pumped Storage
Ludington Pumped Storage Plant 2,172 MW
Clean Coal
Campbell Generating Plant, 1,362 MW [a]
Clean Coal
Karn Generating Plant, 508 MW [a]
Renewables
Cross Winds® Energy Park 111 MW
Gas
Jackson Plant, 540 MW

[a] Summer peak

Balanced Portfolio



2005
8%
6%
31%
11%
3%
41%
2017
3%
8%
6%
37%
12%
24%
10%
Capacity %
Gas
Renewables
Coal
Pumped Storage
Oil
Nuclear
Purchases
47% Gas & Renewables

. . . . puts us in a good position to meet carbon regulations.

What's in the Plan?
CUSTOMER DRIVEN INVESTMENT . . . .

CMS ENERGY

Clean Power
$1.5 Billion


Environmental


Renewable energy


Ludington Pumped Storage

Capacity
$2.2 Billion


Jackson gas plant


Gas expansion


New gas capacity

Reliability
$2.4 Billion


Consumers Smart Energy


Gas storage


Electric reliability

Infrastructure
$4.1 Billion


Gas distribution


Propane switching


Electric distribution

Opportunity
$5 Billion


Gas combined cycle


Gas infrastructure


Higher renewables

. . . . remains small and incremental, with no big bets and opportunity to grow.

What's NOT in the Plan? . . . .

CMS ENERGY

- $5 billion more of solid growth
- Potential for ~3,000 MW of owned capacity
- Capacity price increases
- Sales growth up more than ½% per year

. . . . opportunity for additional organic growth.

What's NOT in the Plan?
UPSIDE INVESTMENT OPPORTUNITIES . . . .

CMS ENERGY

2015-2024
10-Year Plan

Opportunity Level



+30% Opportunity
$15.5 Billion
Amount (bils)
Generation capacity $3
Gas conversions & expansion 1
Grid modernization 1
Total Opportunities $5
Upside?
$20+ Billion

	2015-2024 10-Year Plan	Opportunity Level
Rate Base	up 5% to 7%	
Customer base rates	<2 ✓	>4 X

. . . . $5 billion more of solid growth.

What's NOT in the Plan?
UPSIDE CAPACITY OPPORTUNITIES....

Capacity Growth Over Next Ten Years



MW
11,000
7,500
NOT IN PLAN potential for ~3,000 MW of owned capacity
~8,600 MW
PPA
2,600
capacity
~30%
Owned
6,000
410 MW
Shortfall
540 MW
~800 MW
PPA's Expire
780 MW
1,240 MW
Lower customer bills
~9,400 MW
PPA
580
Owned
8,820
Today
Jackson Plant Replaces Classic Seven
ROA Customers Return?
Palisades PPA Expires 2022
MCV PPA Expires 2025
Future
2015
201X
2022
2025

.... emerging incrementally with replacements not yet in plan!

What's NOT in the Plan?
NEW CAPACITY OPPORTUNITIES ....

CMS ENERGY

Full Year Impact

Replace PPA With New Build	Customer Bill (mils)	Investor (EPS)
1,000 MW of PPA's expire	- $325	0 ¢
Add 1,000 MW owned capacity	+ 325	+ 5
Impact	**≈ Flat** ✓	**+ 5¢**
Incremental Step-up Not in Plan		**2 points** ✓

Upside:
Capacity Options

- **Build - Thetford**
- **Expand - Zeeland**
- **Buy - ?**
- ~~**LT PPA**~~

. . . . add earnings growth, without increasing bills!

What's NOT in the Plan?
UPSIDE CAPACITY PRICE INCREASES....



Was
(mils)
Now
(mils)
Future Scenarios
(mils)
+$40
+$20
$5
$15
$35
$55
Capacity price ($ kW per month)
< $0.50
(Market)
≈ $2.00
(Market)
$4.50
$7.50
(CONE)

.... could add value to the 700 MW "DIG" plant.

What's NOT in the Plan?
MICHIGAN'S RECOVERY....

CMS ENERGY

Gross Domestic Product – 2010 through 2013



WA 8.8
OR 17.3
ID 5.5
MT 11.6
WY 4.3
ND 54.9
SD 11.3
NE 13.1
MN 11.5
IA 10.3
WI 7.4
MI 11.4
NV 3.2
UT 14.5
CO 10.3
KS 9.4
MO 3.0
IL 5.4
IN 12.1
OH 10.5
PA 5.7
NY 6.5
VT 9.8
NH 6.2
ME 1.7
MA 9.8
RI 5.0
CT 1.7
NJ 4.1
DE 3.5
MD 5.9
DC 3.5
CA 7.6
AZ 7.6
NM 3.6
OK 11.8
TX 18.9
AR 9.4
LA 5.8
MS 5.2
AL 6.9
GA 5.1
TN 8.9
KY 9.3
WV 9.2
VA 5.0
NC 7.4
SC 7.6
FL 4.0
HI 7.7
AK 3.2
Grand Rapids
15.3%
Top 10% of All Cities!
Michigan Top 10 state
Highest quintile
Fourth quintile
Third quintile
Second quintile
Lowest quintile

U.S. Total = 8.4%

Source: U.S. Department of Commerce – bea.gov, real GDP 2009 chained dollars, 2013 advance and 2009 – 2012 revised, 6/12/14

.... among the best in the nation.

What's NOT in the Plan?
SALES GROWTH . . . .

CMS ENERGY

In the News

"Kent County [Grand Rapids] leads nation's largest counties in post-recession employment gains"
-- *Grand Rapids Press*

"Kent County [Grand Rapids] unemployment rate at 3.5%"
-- *Wood TV 8*

"Michigan unemployment rate drops to 6.3 percent, lowest since November 2002"
-- *Michigan Economic Development Corp.*

Annual Electric Sales[a]



Industrial
Total
8.7%
5.0%
2.8%
3.0%
Conservative
2.0%
1.0%
1.0%
0.5%
-2.5%
-5.0%
2008-2009 Recession
2010-2013 Recovery
2014
2015
Future 2016 - 2019

[a] Weather normalized vs. prior year

. . . . planned conservatively.

What's NOT in the Plan?
ECONOMIC GROWTH….

CMS ENERGY

Examples of New Business

Electric | Gas | Combination

Announcement

Plasan Carbon Composites
- High performance auto body parts
- 620 new jobs
- $29 million investment
- Phased in next 3 years

Announcement

Dicastal North America, Inc.
- World's largest maker of alloy wheels
- 300 new jobs
- $140 million investment
- Production begins in 2015



Durolast Roofing
Continental Dairy
Betz
GM Assembly
Enbridge
Magna-Cosma
Dart
Post
MSU FRIB
WKW
MACI
Denso
Brembo

Industries

	MW
Auto	50
Food	7
Manufacturing	21
Metal	20
Petroleum	19
Plastics	19
Others	19
Total	**Up 155**

. . . . another 2.5% of sales growth.

How Do We Do It? . . . .

CMS ENERGY

- Capital investment catch-up
  - No “big bets”
  - Organic growth
  - Self-funded
- Premier cost reductions and “reinvestment”
- Strong Energy Law; Constructive rate making
- Conservative planning
- Customer passion

How Do We Do It?
O&M COST CONTROL . . . .

Average Annual O&M Change


Peers
Actual/Plan
+6%
Peers
CMS
-1%
+2%
Peers
CMS
-2%
+2%
Peers
CMS +1%
Excluding Catastrophic December Storm
-3%
CMS
-3%
CMS
-3%
2006-2013
2012
2013
2014
2015

. . . . at peer leading pace.

How Do We Do It?
O&M COST SAVINGS . . . .

CMS ENERGY

O&M Trend vs Peers



50%
~6% per year
Peers
~2% per year
Inflation
-25%
0
CMS
-7%
-7%
-6%
-7%
-10%
-17%
-25
Actual
Plan
2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2018

Lines smoothed for illustrative purposes

O&M Cost Savings

	2014 & 2015 (mils)	2014 → 2018 (mils)
• Attrition	$ - 35	$ - 75
• Productivity (Coal → Gas)	- 35	- 50
• "Pole Top" Hardening	- 30	- 30
• Smart Meters	- 5	- 25
• Eliminate Waste (UA's)	- 15	- 20
• Mortality Tables & Discount Rates	+50	+ 50
• Service Upgrades	+10	+ 50
Net Savings	**$ - 60**	**$ - 100**
Percent Savings	**- 6%**	**- 10%**

FAST START!

. . . . accelerated; funding investment and reducing risk.

How Do We Do It?
O&M COST REDUCTIONS . . . .



Amount
(mils)
$1060
-3%
-3%
+9%
+5%
-12%
-8%
2013
Cost Reductions
Reinvestment
2014
"Benefits"
Cost Reductions
2015

. . . . providing more headroom for customer benefits.

How Do We Do It?
"REINVESTMENT" HELPS CUSTOMERS....



Adjusted EPS (non-GAAP)
2014
2015
Guidance
January
March 31
June 30
September 30
December
$1.77 +7%
Annual EPS[a] Growth
2012
2013
2014
CMS EPS Growth Before "Reinvestment"
14%
CMS
7%
CMS
7%
CMS
7%
3%
$1.45
Peers
a Adjusted EPS (non-GAAP)

.... AND provides sustainable, premium growth for INVESTORS.

How Do We Do It?
2015 GAS AND ELECTRIC RATE CASES . . . .


2014
2015
2016
Our View
GAS
Filed
$88 M
7/01
Settled
$45 M
A) Settled $45 million
B) 10.3% ROE
Filed
$163 M
12/05
Self-implement
Securitization Surcharge Ends
$80 M
A) Jackson Plant
B) Final Order
C) New Rate Design
Classic 7 Decommissioned
A) Jackson Plant in rate base
B) Investment recovery and cost reductions
C) New Rate Design
ELECTRIC
2014
2015
2016
Our View

. . . . primarily for customer improvement with large O&M offsets.

How Do We Do It?
EXPERIENCED POLICY MAKERS….

CMS ENERGY

Governor Rick Snyder



Powering Michigan's Comeback

Commission



John Quackenbush (R), Chairman
Term Ends: July 2, 2017

Consistent Leadership!

Sally Talberg (I)
Term Ends: July 2, 2019





Greg White (I)
Term Ends: July 2, 2015

Energy Committee Chairs

Senator Mike Nofs





House Rep. Aric Nesbitt

. . . . provide stability.

How Do We Do It?
2015 MICHIGAN ENERGY LAW....

CMS ENERGY



Historical test year
12-18 months regulatory lag
No cap on ROA
10% renewables by 2015
Energy efficiency standards
File-and-implement
10% ROA cap
Adaptability
Reliability
Affordability
Environmental protection
Upside
RPS Expansion?
ROA Elimination?
Before 2008
TODAY
2015 Improvements

2015 Energy Timeline

- Governor Snyder names energy a top priority during State of the State address
- Forms an energy agency
- March special energy message

. . . . builds on 2008 Law!

What Makes Us Different? . . . .

CMS ENERGY

- Competitive electric residential bills
- Improving electric industrial rates
- Rapidly improving customer satisfaction
- Clean, reliable energy
- Carbon emission levels below "implied" EPA target

. . . . sustainable, future growth.

What Makes Us Different?
ELECTRIC CUSTOMER PRICES . . . .

CMS ENERGY

Residential Bills



Worse
20%
National Avg
(12)%
Rates
(14)%
Rates &
Fuel
(19)%
Rates &
Design
(13)%
-20
Better
2013
2014
2015
2016

Industrial Rates



Worse
30%
26%
Rates
21%
Rates &
Fuel
13%
Rates &
Design
7%
3%
Midwest Avg
(5)%
Policy or
market might
eliminate gap
-30
Better
2013
2014
2015
2016 Plus

. . . . competitive for residential and improving for industrial customers.

What Makes Us Different?
CUSTOMER SATISFACTION . . . .



Electric
1st Quartile
2nd Quartile
3rd Quartile
4th Quartile
#3
#6
Present Rank
2010
2012
2014
2016
Residential
Business
Gas
1st Quartile
2nd Quartile
3rd Quartile
4th Quartile
#2
#9
Present Rank
2010
2012
2014
2016
Residential
Business

. . . . which continues to improve rapidly.

CMS ENERGY

Carbon Tonnage Reduction


Million Tons of CO_2
(Preliminary)
25
23
21
19
17
15
2014
2020
2025
2030
2005 Baseline
Clean Power Plan
Consumers Energy
"Implied" EPA Target
Projected emission level

. . . . to be in a good carbon position.

What Makes Us Different?
SINCE WE MET....

CMS ENERGY

	2014	
	A Year Ago	Actual
EPS[a] Growth	5% to 7%	7% ✓
Dividend Growth	5% to 7%	7.4% ✓
O&M Cost Savings	Down 2%	Down 3% ✓
Capital Investment (bils)	$1.6	$1.7 ✓
Electric Sales - Industrial	Up 2%	Up 9% ✓
- Total	2%	3% ✓
Gas Rate Case	Filed	Settled 10.3% ROE ✓

[a] Adjusted EPS (non-GAAP)

. . . . results are even better.

What Makes Us Different?

OPERATING CASH FLOW GROWTH. . . .

CMS ENERGY



Up $0.5 Billion
Amount (bils)
$ 2.5
2.0
1.5
1.0
0.5
.0
(0.5)
Gross operating cash flow[a] up $0.1 billion per year
$1.8
$1.9
$2.0
$2.1
$2.2
$2.4
$1.55
Interest, working capital and taxes
Investment
Pct of Market Cap (as of Dec. 2014)
Cap Inv
OCF
CMS
16%
15%
Peers
14
12
Cash flow before dividend
[a] Non-GAAP
2014
2015
2016
2017
2018
2019

	2014	2015	2016	2017	2018	2019
NOLs & Credits	$0.7	$0.7	$0.5	$0.4	$0.3	$0.2

. . . . up $½ billion (or 30%) over five years!

What Makes Us Different?
A Passion for Customers AND Investors . . . .

CMS ENERGY

Future Shines Bright



$3.50
EPS[a]
Dividend
+7%
+5% to +7%
+5% to +7%
~ +4% yield
+5% to +7%
25% Avg.
+9% to +11% Annual Return
Last 12 Years
Next 10 Years

[a] Adjusted EPS (non-GAAP)

Sustainable Future Growth

	Past Performance	Next 5 Years
• Investment (bils) (2010-2014)	$6.4	$7.6 Capacity Op!
• O&M Reductions (2006-2013)	(7)%	(10)% Conservative
• Sales Growth (2010-2014)	+1%	+½ % Conservative
• Energy Policy	2008 Law	2015 Update Improved

. . . . with next 10 years even brighter than last 10 years!

Appendix

Mindset....



10-Year Actual
7% CAGR
Peers 4%
EPS [a]
Dividend
$0.81
$0.90
$0.96
$1.08
$0.84
Int'l Sale
$1.21 [b]
$1.26
$1.36
$1.45
$1.55
$1.66
$1.77
$1.89
$1.86
5% - 7%
20¢
80%
36¢
39%
50¢
32%
66¢
27%
84¢
14%
96¢
6%
$1.02
6%
$1.08
7%
$1.16
5% - 7%
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
Future
Dividend Payout 0% 25% 30% 40% 49% 58% 62% 62% 61% 60%-70%

-----

[a] Adjusted EPS (non-GAAP)

[b] $1.25 excluding discontinued Exeter operations and accounting changes related to convertible debt and restricted stock

.... provides consistent "no excuse" growth, without resets.

Credit Ratings. . . .



Scale
S&P / Fitch
Moody's
S&P (Dec. '14)
Moody's (Jan. '14)
Fitch (Feb. '15)
A+ A1
A A2
A- A3
BBB+ Baa1
BBB Baa2
BBB- Baa3
BB+ Ba1
Consumers Secured
BBB Baa2
BBB- Baa3
BB+ Ba1
BB Ba2
BB- Ba3
B+ B1
B B2
B- B3
CMS Unsecured
Present
Prior
2002
Outlook
Stable
Stable
Stable

Reflects

- Consistent Performance
- Less Risk
- Customer Focus
- Constructive Regulation
- Good Energy Policy

. . . . show continuous improvement.

Generation Strategy: New Supply Sources. . . .



CMS ENERGY
Levelized cost of new build (¢/kWh)
New Build
Consumers Energy Sources
25
20
15
10
5
0
5¢
6¢
5¢
Zeeland
7¢
8¢
Back -up
6¢
6¢
Cross Winds
11¢
Back -up
9¢
10¢
7¢
Big 5
12¢
5.5¢
Palisades
22¢
15¢
Combined Cycle Gas Plant
Gas price= $3.00
$4.50
$6.00
Wind
W/ tax credit
W/o tax credit
Coal
W/ emission controls
Nuclear
Residential Solar
Today $3.00 per watt
Future $2.00 per watt?

. . . . combined cycle gas is the most attractive new source of supply.

MISO Zone 7 Capacity . . . .

CMS ENERGY

As of October 2014


(in GW)
22
25
3
Reserves
3
Demand
22
3
2016 Resources
2016 Resource Requirement
Expected Shortfall

Source: MISO

MISO Zones


1
2
3
4
5
6
7
8
9

. . . . shortfall expected to be 3,000 MW in 2016.

2015 Sensitivities . . . .

CMS ENERGY

			2015 Impact	
	Status	Sensitivity	EPS	OCF (mils)
Sales [a]				
• Electric (37,847 GWh)		± 1%	± $0.05	± $ 20
• Gas (294.1 Bcf)		± 5	± 0.07	± 30
Gas prices (NYMEX)		± 50¢	∓ 0	∓ 55
ROE (authorized)				
• Electric (10.3%)		± 10 bps	± 0.01	± 5
• Gas (10.3%)		± 10	± < 0.01	± 2
Interest Rates		±100 bps	∓ < 0.01	∓ 0

[a] Reflect 2015 sales forecast; weather adjusted

. . . . reflect strong risk mitigation.

2015 Guidance . . . .

CMS ENERGY

	Adjusted EPS (non-GAAP)
• Utility	
• Electric	$1.50 - $1.52
• Gas	0.59 - 0.60
Total Utility	$2.09 - $2.12
• Enterprises	0.04
• Parent and other	(0.27)
Total EPS	$1.86 - $1.89 +5% to +7%
• Operating cash flow (GAAP) (mils)	$1,550

. . . . building on high end, actual 2014 performance.

Customer-Focused O&M Reinvestment . . . .



Adjusted EPS
(non-GAAP)
2013
+13¢
2012 Hot Summer
2013 Cold Winter & Cost Savings
Reinvested earlier
$1.66
+7%
2012 Warm Winter
2012 Cost Saving
2012
-13¢

Icy Late December

	O&M B/(W) Than Forecast (mils)
Storm(total $50 M)	$(37)
Insurance	16
Lower contributions	9
Sales-weather	12
Total	$ 0

2013 Reinvestment

	Reinvestment Amount (mils)	Reinvestment EPS
Electric reliability	$14	3¢
Gas reliability	16	4
Generation & Corp "pull-aheads"	7	2
Service restoration cost & other	21	5
Subtotal - pre-Nov/Dec Storms	$58	14¢
November Service Restoration	15	3

. . . . maximizes benefit for customers AND investors.

Capacity Diversity....


2014
Coal 34%
Gas 32%
Pumped Storage 11%
Renewables 9%
Oil 6%
Nuclear 8%
2005
Coal 41%
Gas 31%
Pumped Storage 11%
Renewables 3%
Oil 6%
Nuclear 8%
2017
Coal 24%
Gas 37%
Pumped Storage 12%
Renewables 10%
Purchases 3%
Oil 6%
Nuclear 8%

....evolving to cleaner generation while becoming more cost competitive.

Capital Expenditures

CMS ENERGY

	2015 (mils)	2016 (mils)	2017 (mils)	2018 (mils)	2019 (mils)	2015-2019 Subtotal (mils)	2020-2024 Subtotal (mils)	2015-2024 Total (mils)
New Generation (includes Renewables)	$ 70	$ 224	$ 52	$ 64	$ 134	$ 544	$ 612	$ 1,156
Environmental	254	98	136	153	212	853	139	992
Gas Infrastructure	237	216	200	159	138	950	1,454	2,404
Smart Energy	130	177	164	43	22	536	-	536
Electric Reliability & Distribution	196	198	208	262	255	1,119	1,575	2,694
Maintenance (Electric & Gas)	714	700	650	774	786	3,624	4,094	7,718
Total	$ 1,601	$ 1,613	$ 1,410	$ 1,455	$ 1,547	$ 7,626	$ 7,874	$ 15,500

Electric	$ 1,088	$ 1,116	$ 911	$ 983	$ 1,073	$ 5,171	$ 4,704	$ 9,875
Gas	513	497	499	472	474	2,455	3,170	5,625
Total	$ 1,601	$ 1,613	$ 1,410	$ 1,455	$ 1,547	$ 7,626	$ 7,874	$ 15,500

GAAP Reconciliation

CMS ENERGY

CMS ENERGY CORPORATION
Earnings Per Share By Year GAAP Reconciliation
(Unaudited)

	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013	2014
Reported earnings (loss) per share - GAAP	($0.30)	$0.64	($0.44)	($0.41)	($1.02)	$1.20	$0.91	$1.28	$1.58	$1.42	$1.66	$1.74
After-tax items:												
Electric and gas utility	0.21	(0.39)	-	-	(0.07)	0.05	0.33	0.03	-	0.17	-	-
Enterprises	0.74	0.62	0.04	(0.02)	1.25	(0.02)	0.09	(0.03)	(0.11)	(0.01)	*	0.03
Corporate interest and other	0.16	(0.03)	0.04	0.27	(0.32)	(0.02)	0.01	*	(0.01)	*	*	*
Discontinued operations (income) loss	(0.16)	0.02	(0.07)	(0.03)	0.40	(*)	(0.08)	0.08	(0.01)	(0.03)	*	(*)
Asset impairment charges, net	-	-	1.82	0.76	0.60	-	-	-	-	-	-	-
Cumulative accounting changes	0.16	0.01	-	-	-	-	-	-	-	-	-	-
Adjusted earnings per share, including MTM - non-GAAP	$0.81	$0.87	$1.39	$0.57	$0.84	$1.21 (a)	$1.26	$1.36	$1.45	$1.55	$1.66	$1.77
Mark-to-market impacts		0.03	(0.43)	0.51								
Adjusted earnings per share, excluding MTM - non-GAAP	NA	$0.90	$0.96	$1.08	NA	NA	NA	NA	NA	NA	NA	NA

* Less than $500 thousand or $0.01 per share.

(a) $1.25 excluding discontinued Exeter operations and accounting changes related to convertible debt and restricted stock.

CMS Energy

Reconciliation of Gross Operating Cash Flow to GAAP Operating Activities

(unaudited)

(mils)

	2014	2015	2016	2017	2018	2019
Consumers Operating Income + Depreciation & Amortization	$ 1,813	$ 1,885	$ 1,955	$ 2,081	$ 2,194	$ 2,358
Enterprises Project Cash Flows	20	25	29	50	52	55
Gross Operating Cash Flow	$ 1,833	$ 1,910	$ 1,983	$ 2,131	$ 2,246	$ 2,413
Other operating activities including taxes, interest payments and working capital	(386)	(360)	(583)	(631)	(646)	(713)
Net cash provided by operating activities	$ 1,447	$ 1,550	$ 1,400	$ 1,500	$ 1,600	$ 1,700